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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 3, 2005
(Date of earliest event reported)                 Commission File No. 333-112819

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

            DELAWARE                                             11-3707780
            --------                                             ----------
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051

                                      NONE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                On May 3, 2005, Telex Communications, Inc. issued a press release announcing results for the quarter ended March 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report.


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS:

(c)  EXHIBITS

Exhibit No.                                Description
-----------     ----------------------------------------------------------------
99.1            Press Release of Telex Communications, Inc. dated May 3, 2005.



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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    TELEX COMMUNICATIONS, INC.


Dated: May 3, 2005                  By:  /s/ Gregory W. Richter
                                    ---------------------------
                                    Gregory W. Richter
                                    Vice President and Chief Financial Officer




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                           Telex Communications, Inc.
                                    Form 8-K

                                  Exhibit Index

Exhibit No.                                     Description
-----------               ------------------------------------------------------------------
99.1                      Press Release of Telex Communications, Inc., dated May 3, 2005





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